COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2021
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES

28.	COMMITMENTS AND CONTINGENCIES

As of December 31, 2021, the Company's newbuilding program consisted of six VLCCs which are expected to be delivered in 2022, starting in the first quarter. As of December 31, 2021, total installments of $128.4 million had been paid in connection with the Company’s remaining newbuilding program and remaining commitments amounted to $437.4 million, all of which is due to be paid in 2022, of which $390.0 million will be financed by committed term loan facilities.

The Company insures the legal liability risks for its shipping activities with mutual protection and indemnity associations, who are members of the International Group of P&I Clubs. As a member of these mutual associations, the Company is subject to calls payable to the associations based on the Company's claims record in addition to the claims records of all other members of the associations. A contingent liability exists to the extent that the claims records of the members of the associations in the aggregate show significant deterioration, which result in additional calls on the members.

The Company is a party, as plaintiff or defendant, to several lawsuits in various jurisdictions for unpaid charter hire, demurrage, damages, off-hire and other claims and commercial disputes arising from the operation of its vessels, in the ordinary course of business or in connection with its acquisition activities. The Company believes that the resolution of such claims will not have a material adverse effect on the Company's operations or financial condition individually and in the aggregate.

Following assignments of two property leases in 2015, each to a related party, a subsidiary of the Company has guaranteed the remaining outstanding payments due under the leases of approximately $3.2 million as of December 31, 2021 (2020: approximately $4.4 million). The Company does not believe that it will be required to make any payments under these guarantees and has not recorded a liability in the balance sheet in this respect.

As of December 31, 2021, the Company has no further remaining commitments for the installation of EGCS (2020: nil).

As of December 31, 2021, the Company has no remaining commitments for the purchase of BWTS (2020: $0.2 million).

As of December 31, 2020, the Company had entered into forward bunker purchase arrangements for the delivery of 5,000 MT of bunker fuel per month for delivery between October 2020 to December 2021. The contracts obliged the Company to purchase and take delivery of the physical fuel at prices between $325 per MT and $365 per MT. In addition, the Company had entered into a further arrangement for the delivery of 5,000 MT of bunker fuel per month for delivery between January 2021 to December 2021. The contract obliged the Company to purchase and take delivery of the physical fuel at $232 per MT. As of December 31, 2021, the Company had no remaining commitments under these forward bunker purchase agreements.

As of December 31, 2021, the Company has agreed to provide a $50.0 million guarantee in respect of the performance of its subsidiaries, and two subsidiaries of an affiliate of Hemen, under a bunker supply arrangement with TFG Marine. As of December 31, 2021, there are no amounts payable under this guarantee. In addition, should TFG Marine be required to provide a parent company guarantee to its bunker suppliers or finance providers then for any guarantee that is provided by the Trafigura Group and becomes payable Frontline shall pay a pro rata amount based on its share of the equity in TFG Marine. The maximum liability under this guarantee is $6.0 million and there are no amounts payable under this guarantee as of December 31, 2021.